                    FIFTH AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

         THIS FIFTH AMENDMENT TO FORBEARANCE AGREEMENT, made and entered into as of the 6th day of May, 2005, by and between VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), VIRBAC AH, INC., a Delaware corporation ("Virbac AH,"), and DELMARVA LABORATORIES, INC., a Virginia corporation ("Delmarva," and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the "Borrowers"), and FIRST BANK, a Missouri banking corporation (the "Lender").

                                   WITNESSETH:

         WHEREAS, Borrowers and Lender have heretofore executed a Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Lender, as previously amended from time to time (as amended, the "Credit Agreement"); and

         WHEREAS, Borrowers are presently in default under such Credit Agreement and the other Security Documents and Transaction Documents as more fully set forth in that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender, as previously amended by a certain Amendment to Forbearance Agreement dated as of May 10, 2004 made by and among Borrowers and Lender, by a certain Second Amendment to Forbearance Agreement dated as of August 9, 2004 made by and among Borrowers and Lender, by a certain Third Amendment to Forbearance Agreement dated as of February 7, 2005 made by and among Borrowers and Lender and by a certain Letter Amendment dated as of April 1, 2005 made by and among Borrowers and Lender (as amended, the "Forbearance Agreement;" capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Forbearance Agreement); and

         WHEREAS, Lender's agreement to forebear with respect to Borrowers' existing events of default as set forth in the Forbearance Agreement is presently set to expire on May 6, 2005, and Borrowers have requested that Lender extend such agreement to forebear; and

         WHEREAS, Borrowers and Lender desire to amend the Forbearance Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

         1. Section 1(b)(iii)(C) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (C) on or before August 31, 2005, the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries as of December 31, 2004 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year ended as of December 31, 2004, all with consolidating disclosures and setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared in accordance with Generally Accepted Accounting Principles consistently applied and audited by and accompanied by the unqualified opinion of PriceWaterhouse Coopers;

         2. Section 1(b)(iii)(E) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (E) on or before July 15, 2005, the consolidated and consolidating balance sheet, income statement projections and cash flow projections for Borrowers and their Consolidated Subsidiaries for their fiscal year ending December 31, 2005 on a month-by-month basis, all in form and detail reasonably acceptable to Bank.

         3. Section 3(a) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (a) The Standstill Period shall commence at such time as all conditions precedent to this Agreement have occurred or have been satisfied, as provided in Section 2 hereof, and shall terminate on September 30, 2005.

         4. Section 4(d) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (d) The third paragraph beginning with the word "WHEREAS" on the first page of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           WHEREAS, Borrowers, including Virbac AH, Francodex
                  and Delmarva which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be amended to an aggregate principal amount of up to Fifteen Million Dollars ($15,000,000.00) and otherwise amended on the terms and conditions set forth herein, with such loans to mature on September 30, 2005; and

Subject to the terms of the Credit Agreement (as amended by Sections 4(a) through 4(k) of the Forbearance Agreement (as herein amended)), Lender will again make new Loans to Borrowers (provided that an event of termination as defined in Section 3(b) of the Forbearance Agreement does not then exist or any event which, after notice or lapse of time or both would constitute such an event of termination, does not then exist) up to the lesser of $15,000,000.00 or the then current Borrowing Base.

         5. Section 4(e) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (e) Section 1 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           The "Term" of this Agreement shall commence on the
                  date hereof and shall end on September 30, 2005, unless earlier terminated upon the occurrence of an Event of Default under this Agreement or upon an event of termination as defined in Section 3(b) of that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender, as amended.

         6. Section 4(g) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (g) Section 3.1(a) of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (a) Revolving Credit Loans. Subject to the terms and
                  conditions hereof, during the Term of this Agreement, Bank hereby agrees to make such loans (individually, a "Loan" and collectively, the "Loans") to Borrowers, jointly and severally, as any of the Borrowers may from time to time request pursuant to Section 3.2 and in Bank's discretion, to issue Letters of Credit for the account of the Borrowers, or any of them, upon any Borrower's execution of a Letter of Credit Application therefor pursuant to Section 3.3 (subject to Bank's approval of the form of the Letters of Credit requested to be issued). The maximum aggregate principal amount of Loans plus the face amount of issued and outstanding Letters of Credit which Bank, cumulatively, may be required to have outstanding hereunder at any one time shall not exceed the lesser of Fifteen Million Dollars ($15,000,000.00) (the "Bank's Commitment"), or (ii) the Borrowing Base (as hereinafter defined). Subject to the terms and conditions hereof, Borrowers may jointly and severally borrow, repay and reborrow such sums from Bank, provided, however, that the aggregate principal amount of all Loans outstanding hereunder plus the face amount of Letters of Credit issued and outstanding hereunder at any one time shall not exceed the lesser of the Bank's Commitment or the then current Borrowing Base.

         Contemporaneously with the execution of that certain Fifth Amendment to Forbearance Agreement dated as of May 6, 2005 (amending this Agreement), Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of May 6, 2005 and payable jointly and severally to the order of Bank in the original principal amount of Fifteen Million Dollars ($15,000,000.00) in the form attached as Exhibit B to such Fifth Amendment to Forbearance Agreement and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note"). All references in the Credit Agreement, this Agreement, the Security Documents and the other Transaction Documents to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached as Exhibit B to the Fifth Amendment to Forbearance Agreement .

         7. Section 4(i) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (i) Section 3.1(d) of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (d) Borrowing Base Certificate. Borrowers shall
                  deliver to Bank on the twenty-eighth (28th) day of each month, commencing in the month of May, 2005, a borrowing base certificate in the form of Exhibit A attached to the Fifth Amendment to Forbearance Agreement dated as of May 6, 2005 made by and among Borrowers and the Bank (the "Forbearance Agreement Amendment") and incorporated herein by reference (a "Borrowing Base Certificate") setting forth:

                                    (i) the Borrowing Base and its components as
                  of the end of the immediately preceding month;

                                    (ii) the aggregate principal amount of all
                  outstanding Loans and the aggregate face amount of all issued and outstanding Letters of Credit; and

                                    (iii) the difference, if any, between the
                  Borrowing Base and the aggregate principal amount of all outstanding Loans plus the aggregate face amount of all issued and outstanding Letters of Credit.

                  The Borrowing Base shown in such Borrowing Base Certificate shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to Bank, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified (subject to normal year-end adjustments) as to truth and accuracy by the President, principal financial officer or controller of each of the Borrowers.

All references in the Credit Agreement, the Forbearance Agreement and the other Transaction Documents to the "Borrowing Base Certificate" and other references of similar import shall hereafter be amended and deemed to refer to a Borrowing Base Certificate in the form of the Borrowing Base Certificate, as amended and restated in the form attached hereto as Exhibit A.

         8. Section 4(j) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (j) Section 3.16 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           3.16 Maturity. All Loans not paid prior to September
                  30, 2005, together with all accrued and unpaid interest thereon, shall be due and payable on September 30, 2005 (the "Maturity Date").

         9. Section 4(k) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (k) Addition of a new Monthly Consolidated EBITDA Covenant.
         Section 7.1(i) of the Credit Agreement shall be amended to add a new subsection 7.1(i)(ii) to such Section immediately following subsection 7.1(i)(i) therein as follows:

                           (ii) Maintain a minimum Consolidated EBITDA for
                  Borrowers and their Subsidiaries of not less than: (A) ($55,000.00) for the month ending May 31, 2005, (B)
                  ($121,000.00) for the month ending June 30, 2005, (C)
                  ($198,000.00) for the month ending July 31, 2005, (D)
                  ($198,000.00) for the month ending August 31, 2005, and (E) ($110,000.00) for the month ending September 30, 2005;

         10. Section 5(b) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (b) Borrowers covenant and agree that they will promptly furnish to Lender any additional financial or other information as Lender may reasonably request from time to time in order to assess the progress of Borrowers' ability to repay or refinance all of the Obligations on or before September 30, 2005, to verify Borrowers' compliance with this Agreement, or to ascertain whether any event of termination of the Standstill Period has occurred;

         11. Contemporaneously with the execution of this Fifth Amendment to Forbearance Agreement, the Revolving Credit Note made by the Borrowers payable to the order of Lender shall be amended and restated in the form of that certain Revolving Credit Note made by the Borrowers payable to the order of Lender attached hereto as Exhibit B, to amend the maximum principal amount thereof to Fifteen Million Dollars ($15,000,000.00), to extend the maturity thereof and to make certain amendments as set forth therein (as the same may from time to time be amended, modified, extended or renewed, the "Note"). All references in the Credit Agreement, the Forbearance Agreement, the Security Documents and the other Transaction Documents to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit B.

         12. Borrowers hereby agrees to reimburse Lender, upon demand, for all out-of-pocket costs and expenses, including reasonable legal fees and expenses of the attorneys for the Lender incurred by Lender in the preparation, negotiation and execution of this Fifth Amendment to Forbearance Agreement and all other documents, instruments and agreements relating to this Fifth Amendment to Forbearance Agreement with Lender.

         13. In consideration of the amendments made by Lender hereunder, Borrowers shall jointly and severally pay to Lender on the date hereof an amendment fee in the amount of $50,000.00, which fee shall be fully earned by Lender on the date hereof.

         14. The amendments set forth herein are expressly conditioned upon the following:

                  (a) Execution and delivery by Borrowers of this Fifth Amendment to Forbearance Agreement and of the amended and restated Revolving Credit Note in the form attached hereto as Exhibit B;

                  (b) Repayment by the Borrowers of any portion of the outstanding principal amount of the Loans outstanding as of the date of this Fifth Amendment to Forbearance Agreement which exceeds Fifteen Million Dollars ($15,000,000.00) in the aggregate;

                  (c) Payment by the Borrowers of the amendment fee described in Paragraph 13 above;

                  (d) Execution and delivery by JPMorgan Chase Bank, N.A., as successor by merger to Bank One, N.A., of a Consent of Participant, in form and substance acceptable to Lender, consenting to the terms of this Fifth Amendment; and

                  (e) Execution and delivery of such other agreements and other documents reasonably requested by Lender to complete the transactions contemplated herein.

         15.      Borrowers hereby represents and warrants to Lender that:

                  (a) The execution, delivery and performance by Borrowers of this Fifth Amendment to Forbearance Agreement are within the corporate powers of the Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by

Borrowers of this Fifth Amendment to Forbearance Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrowers are not now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of any of the Borrowers, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject (other than the existing defaults under the Credit Agreement and the other Transaction Documents described herein above); and

                  (b) This Fifth Amendment to Forbearance Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         16. Each of the Borrowers hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Fifth Amendment to Forbearance Agreement, with respect to Borrowers, the Credit Agreement, the Note, any of the Security Documents or the Forbearance Agreement.

         17. All references in the Forbearance Agreement to "this Forbearance Agreement," "this Agreement" and any other references of similar import shall henceforth mean the Forbearance Agreement as amended by this Fifth Amendment to Forbearance Agreement.

         18. This Fifth Amendment to Forbearance Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of its rights or obligations hereunder.

         19. This Fifth Amendment to Forbearance Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         20. In the event of any inconsistency or conflict between this Fifth Amendment to Forbearance Agreement and the Forbearance Agreement, the terms, provisions and conditions of this Fifth Amendment to Forbearance Agreement shall govern and control.

         21. The Forbearance Agreement, as hereby amended and modified, is and shall remain the binding obligation of the Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any principal, interest or other amount due under the Forbearance Agreement or under the Note of Borrowers, as modified pursuant hereto, shall not be paid when due, the Lender shall be entitled to and may exercise all rights and remedies under the Forbearance Agreement, such Note and as otherwise provided by law.

         22. This notice is provided pursuant to Section 432.047, R.S.Mo. As used herein, "creditor" means Lender, the "credit agreement" means the Credit Agreement, as amended by the Forbearance Agreement and this Fifth Amendment to Forbearance Agreement, and "this writing" means the Credit Agreement, as amended by the Forbearance Agreement and this Fifth Amendment to Forbearance Agreement, the Note, as hereby amended and restated, the other Transaction Documents, all guaranties executed by any other Obligors, and any other agreement executed in connection herewith or therewith. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

The Credit Agreement, as amended by the Forbearance Agreement and this Fifth Amendment to Forbearance Agreement, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above on this 6th day of May, 2005.

                             Borrowers:

                             VIRBAC CORPORATION
                             PM RESOURCES, INC.
                             ST. JON LABORATORIES, INC.
                             VIRBAC AH, INC.
                             FRANCODEX LABORATORIES, INC.
                             DELMARVA LABORATORIES, INC.


                             By: /s/ Jean M. Nelson
                                 -------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer


                             Lender:

                             FIRST BANK


                             By /s/ Traci L. Dodson
                                -------------------
                                Traci L. Dodson, Vice President

                                    EXHIBIT A
                                    ---------


                           BORROWING BASE CERTIFICATE

                             AS OF ________________

         Pursuant to the Credit Agreement dated September 1999 and thereafter amended among Virbac Corporation ("Borrower) and First Bank ("Bank"), Borrower hereby warrants to Bank that as of the date indicated above, the information in this report is true and correct and that the total eligible accounts and eligible inventory referred to herein qualify per terms of the Credit Agreement. Borrower further represents and warrants to Bank that as of this date Borrower is in full compliance with all of its obligations under the Credit Agreement and all other Loan Documents and is not in default of any term or provision hereof or thereof.

1.  ELIGIBLE ACCOUNTS RECEIVABLE
       Total Accounts Receivable per attached aging of same date as this
       report hereof                                                          _______________

       less: Accounts more than 90 days from date of invoice                  _______________
       less: Credits aged greater than 90 days from date of invoice and
       included above                                                         _______________

       less: Accounts ineligible due to 10% taint                             _______________
       less: That portion of Accounts due from any Account Debtor that
       exceed 30% of Total Accounts Receivable                                _______________
       less: Accounts due from any Account Debtor that is a shareholder,
       partner or related party of Borrower                                   _______________

       less: Rebate Accruals and Credit/Return Reserves                       _______________
       less: Accounts due from any Account Debtor located outside the
       continental United States of America                                   _______________
       less: Accounts for which Borrower is liable to Account Debtor
       for goods sold or services provided by Account Debtor                  _______________

       less: Other ineligible accounts per Credit Agreement                   _______________

TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:                                                                  $_______________

2.  ELIGIBLE INVENTORY
       Total Inventory per attached inventory listing of same date as this
       report hereof                                                          _______________

       less: Work in process                                                  _______________

       less: Obsolete inventory                                               _______________


       less: Consignment inventory                                            _______________
       less: Inventory not maintained at one of the locations provided in the
       Security Agreements                                                    _______________
       less: Inventory not usable or saleable, at prices not less than
       standard cost, to include packaging supplies                           _______________

       less: Other ineligible inventory per Credit Agreement                  _______________

                  TOTAL ELIGIBLE INVENTORY:                                                           $_______________


3.  BORROWING BASE

       Total Eligible Accounts Receivable * 75%                               _______________
       Total Eligible Inventory * 50% (not to exceed Accounts Receivable
       Borrowing Base above)                                                  _______________

       Loan Value of Fixed Assets (not to exceed $9,562,400)                  _______________

                  TOTAL BORROWING BASE:                                                               $_______________

4.  LOAN AMOUNT

       Lesser of Borrowing Base or Bank's Commitment ($15,000,000)            _______________

       less:  Outstanding Loan Balance                                        _______________

       less:  Issued and Outstanding Letters of Credit                        _______________

                  TOTAL ADVANCES AVAILABLE:                                                           $_______________



VIRBAC CORPORATION

By:
   ----------------------
Title:
      -------------------
Date:
     --------------------

                                    EXHIBIT B
                                    ---------
                              Revolving Credit Note
                              ---------------------

$15,000,000.00                                               St. Louis, Missouri
                                                                     May 6, 2005

         FOR VALUE RECEIVED, on September 30, 2005 the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation, VIRBAC AH, INC., a Delaware corporation and DELMARVA LABORATORIES, INC., a Virginia corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Fifteen Million Dollars ($15,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

         Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

         All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

         Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank and by that certain Security Agreement dated as of September 3, 2003 executed by Delmarva Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank and by that certain Deed of Trust and Security Agreement dated September 3, 2003 executed by Virbac Corporation in favor of David F. Weaver, as trustee for Bank (as the same may from time to time be amended, the "Deeds of Trust"), to which Deeds of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

         This Note is also secured by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac Corporation in favor of Bank, by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac AH, Inc. in favor of Bank and by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Delmarva Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "IP Security Agreements "), to which IP Security Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

         If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deeds of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

         In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, any of the Deeds of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

         This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated February 7, 2005 from Borrower payable to the order of Bank in the maximum principal amount of $20,000,000.00 (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

                             VIRBAC CORPORATION


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer

                             PM RESOURCES, INC.


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer

                             ST. JON LABORATORIES, INC.


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer

                             VIRBAC AH, INC.


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer

                             FRANCODEX LABORATORIES, INC.


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer

                             DELMARVA LABORATORIES, INC.


                             By: /s/ Jean M. Nelson
                                 ------------------
                                 Jean M. Nelson, Executive Vice President and
                                 Chief Financial Officer